MERRILL LYNCH
MID CAP
VALUE FUND



FUND LOGO



Semi-Annual Report

July 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Mid Cap Value Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH MID CAP VALUE FUND


Worldwide
Investments as of
July 31, 2000


                                         Percent of
Ten Largest Holdings                     Net Assets

Network Associates, Inc.                     3.2%
St. Jude Medical, Inc.                       2.4
Ace Limited                                  2.3
Office Depot, Inc.                           2.3
Banknorth Group, Inc.                        2.2
PeopleSoft, Inc.                             2.1
Sungard Data Systems Inc.                    2.1
ANTEC Corporation                            2.0
The Chubb Corporation                        1.9
Cendant Corporation                          1.8


                                         Percent of
Ten Largest Industries                   Net Assets

Technology                                  21.4%
Consumer Cyclicals                          14.7
Financials                                  12.6
Consumer Staples                             9.4
Healthcare                                   8.7
Capital Goods                                7.5
Energy                                       6.6
Transportation                               2.6
Basic Materials                              2.5
Utilities                                    2.3



Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
R. Elise Baum, Senior Vice President
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Mid Cap Value Fund, July 31, 2000


DEAR SHAREHOLDER

Effective April 3, 2000, the Fundamental Value Portfolio of Merrill Lynch Asset Builder, Inc. changed its name to Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc. In addition, the Fund initiated a transition from a multi cap fund to a fund focused primarily on the mid-capitalization segment of the market.

Portfolio Matters
For the six-month period ended July 31, 2000, Merrill Lynch Mid Cap Value Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.53%, +4.92%, +5.02% and +5.39%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Merrill Lynch Mid Cap Value Fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that Fund management believes are undervalued and therefore represent an investment value. We look to invest in a diversified portfolio of mid cap securities, primarily common stocks, of companies with market capitalizations in the same range as the S&P MidCap 400 Index, a widely recognized index of mid cap stock performance. We target mid-capitalization companies that offer special investment value in terms of their products or services, research capabilities or other unique attributes, or whose shares are relatively undervalued compared to their favorable investment potential.

In keeping with Merrill Lynch Mid Cap Value Fund's guidelines, we initiated the transition from a multi cap portfolio to a fund focused on the mid cap segment of the market. Accordingly, the portfolio experienced above-average turnover in the period as we reduced the median market capitalization of Fund holdings from $10 billion at the beginning of the period to approximately $3.5 billion by July 31, 2000. During the period, we initiated 61 new investments and eliminated holdings in 29 securities. The Fund ended the period with net assets of $89 million and cash reserves of 9.3%. We anticipate reducing cash reserves in the weeks ahead, as proceeds from our large cap stock sales are gradually reinvested into suitable mid cap opportunities. In keeping with our value-oriented investment process, we generally avoid chasing stocks on price strength.

During the period, we increased Fund investments in the consumer staples sector with the addition of several new holdings in food services, publishing and distribution stocks. We also increased the Fund's exposure to the consumer cyclicals sector with the addition of educational services stocks, business services stocks and customer relationship management companies. Consumer stocks currently are generally out of favor with investors because of concerns that consumer spending will slow significantly in the second half of the year as a result of recent interest rate increases by the Federal Reserve Board. We believe consumer stocks already discount much of the risk of an economic slowdown and that they provide an attractive risk/return profile from current levels.

We also initiated several new technology positions during the period. The abrupt decline in technology stocks earlier this year provided an attractive entry point for new mid cap technology investments. Specifically, we moved to eliminate certain large cap technology holdings and reinvested the proceeds in mid cap software providers, technology distribution stocks, data processing and computer services stocks.

During the period, we de-emphasized investments in the energy, basic materials and communication services sectors. Several large cap holdings including Exxon Mobil Corporation, BP Amoco PLC, The Boeing Company and E.I. duPont de Nemours were eliminated, and the proceeds were invested in other areas. The relative outperformance of "old economy" stocks in April and May provided an attractive exit point, while at the same time many "new economy" stocks traded sharply lower providing what we believe to be an attractive entry point for new investment.

Overall, we increased the level of portfolio diversification during the six-month period. On July 31, 2000, Merrill Lynch Mid Cap Value Fund's ten largest investment positions represented approximately 22% of Fund assets, and the number of individual stock positions was expanded to 93 from 60 positions held at the end of the previous period. We believe that increasing the number of investment positions could reduce the level of portfolio risk during periods of market volatility.

Relative to the S&P MidCap 400 Index, the portfolio is overweighted in the financial services, consumer staples and consumer cyclicals sectors, and underweighted in the utilities, healthcare and communication services sectors. Merrill Lynch Mid Cap Value Fund's sector weightings are derived from our value-oriented investment process that emphasizes stocks trading at the low end of their historical valuation ranges. Communication services stocks have performed extremely well during the past 12 months and few of these issues currently satisfy our valuation requirements. Financial services and consumer-related stocks, by contrast, have lagged the S&P MidCap 400 Index during the past year, and we believe current low valuation levels provide attractive new investment opportunities.

Leading stocks that made a positive contribution to Fund investment results included St. Jude Medical, Inc. and Ace Limited. Shares of St. Jude Medical, Inc., a manufacturer of cardiac medical devices, appreciated sharply on improved earnings and favorable prospects for the company's new cardiac defibrillator pending approval by the Food and Drug Administration. Shares of Ace Limited also appreciated significantly during the six-month period. Ace Limited is a holding company for Ace Group of Companies providing property casualty insurance, specialty and reinsurance. Recent operating results showed signs of improved pricing for property casualty insurance and underwriting results surpassed the range of analysts' estimates.

Merrill Lynch Mid Cap Value Fund's investment results for the period were hindered by our investment in Office Depot, Inc. Shares of the office superstore traded sharply lower following the announcement of June quarter earnings. The retailer experienced unexpected weakness in technology sales and recently-opened stores failed to meet targeted levels of growth in same store sales. Office Depot, Inc. operates a chain of office product warehouse stores in the United States and provides mail order products through its Viking Office Products subsidiary. We added to the Fund's position on stock price weakness, as we anticipate possible improved results in the coming year as the company curtails expansion in favor of reaching profitability targets.

Looking ahead, the S&P MidCap 400 Index is currently just below its closing high achieved on July 17, 2000. However, stock valuations appear to be more attractive in the mid cap segment when compared to the NASDAQ 100 Index or the S&P 500 Index. Earnings growth expectations currently favor mid-capitalization stocks over large-capitalization stocks, yet valuations based on price-to-book value, price-to-sales and price-to-earnings ratios appear to be below the large cap averages.


In Conclusion
We thank you for your investment in Merrill Lynch Mid Cap Value
Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager


September 6, 2000




We are pleased to announce that Elise Baum is responsible for the day-to-day management of Merrill Lynch Mid Cap Value Fund. Ms. Baum was Vice President of Merrill Lynch Investment Managers, L.P. from 1995 to 1997 and a Director from 1997 to 1999. She has been First Vice President since 1999.




Merrill Lynch Mid Cap Value Fund, July 31, 2000


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                             6 Month         12 Month     Since Inception
As of July 31, 2000                                        Total Return    Total Return     Total Return
ML Mid Cap Value Fund Class A Shares                          +5.53%           -2.11%        +103.53%
ML Mid Cap Value Fund Class B Shares                          +4.92            -3.22         + 91.73
ML Mid Cap Value Fund Class C Shares                          +5.02            -3.21         + 91.70
ML Mid Cap Value Fund Class D Shares                          +5.39            -2.36         +100.89

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on theex-dividend date. The
Fund's inception date is 2/01/95.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 6/30/00                    - 5.55%        -10.51%
Five Years Ended 6/30/00                  +12.21         +11.01
Inception (2/01/95) through 6/30/00       +13.73         +12.60

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 6/30/00                    - 6.55%        -10.19%
Five Years Ended 6/30/00                  +11.01         +11.01
Inception (2/01/95) through 6/30/00       +12.51         +12.51

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 6/30/00                    - 6.62%        - 7.52%
Five Years Ended 6/30/00                  +10.98         +10.98
Inception (2/01/95) through 6/30/00       +12.48         +12.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 6/30/00                    - 5.79%        -10.74%
Five Years Ended 6/30/00                  +11.96         +10.76
Inception (2/01/95) through 6/30/00       +13.46         +12.33

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Mid Cap Value Fund, July 31, 2000

SCHEDULE OF INVESTMENTS                                                                            (in US dollars)
NORTH                                    Shares                                                               Percent of
AMERICA             Industries            Held                Investments                           Value     Net Assets
Canada              Healthcare           15,800   ++Biovail Corporation                          $    916,400        1.0%

                    Technology           19,800   ++Cognos, Inc.                                      774,675        0.9

                                                    Total Investments in Canada                     1,691,075        1.9

United States       Basic Materials      24,000     Boise Cascade Corporation                         663,000        0.7
                                         51,800     Hercules Incorporated                             773,763        0.9
                                          7,694     International Paper Company                       261,596        0.3
                                         30,000     Newmont Mining Corporation                        532,500        0.6
                                                                                                 ------------      ------
                                                                                                    2,230,859        2.5

                    Capital Goods           200   ++Avici Systems Inc.                                 19,825        0.0
                                            600   ++Blue Martini Software, Inc.                        35,662        0.0
                                            900   ++Corvis Corporation                                 74,081        0.1
                                         40,000     Crown Cork & Seal Company, Inc.                   557,500        0.6
                                         21,600     Deere & Company                                   832,950        0.9
                                         11,000     Eaton Corporation                                 745,937        0.8
                                         24,300     ITT Industries, Inc.                              798,863        0.9
                                         54,000     Lockheed Martin Corporation                     1,518,750        1.7
                                            200   ++Mainspring, Inc.                                    3,025        0.0
                                         20,700     Northrop Grumman Corporation                    1,470,994        1.7
                                            400   ++SpeechWorks International Inc.                      8,000        0.0
                                         30,000     Thomas & Betts Corporation                        585,000        0.7
                                          1,100   ++TyCom, Ltd.                                        37,469        0.1
                                                                                                 ------------      ------
                                                                                                    6,688,056        7.5

                    Communication        17,500     AT&T Corp.                                        541,406        0.6
                    Services              1,300   ++Airspan Networks Inc.                              29,006        0.0
                                                                                                 ------------      ------
                                                                                                      570,412        0.6

                    Consumer Cyclicals  127,500   ++Cendant Corporation                             1,633,594        1.8
                                         30,000     Centex Corporation                                718,125        0.8
                                         25,900   ++Convergys Corporation                           1,167,119        1.3
                                         65,700     Delphi Automotive Systems Corporation             973,181        1.1
                                         25,000   ++Federated Department Stores, Inc.                 601,562        0.7
                                         42,900     Harte-Hanks, Inc.                               1,085,906        1.2
                                         21,300     Knight Ridder, Inc.                             1,110,263        1.3
                                         38,000   ++Lear Corporation                                  885,875        1.0
                                        321,400   ++Office Depot, Inc.                              2,008,750        2.3
                                            300   ++StorageNetworks, Inc.                              32,719        0.0
                                         54,700     The TJX Companies, Inc.                           916,225        1.0
                                         36,500   ++Tech Data Corporation                           1,624,250        1.8
                                         14,200   ++West TeleServices Corporation                     335,475        0.4
                                                                                                 ------------      ------
                                                                                                   13,093,044       14.7

                    Consumer Staples     38,300   ++AmeriSource Health Corporation (Class A)        1,338,106        1.5
                                          8,900     Cardinal Health, Inc.                             654,150        0.7
                                         90,000   ++Caremark Rx, Inc.                                 759,375        0.9
                                         35,700     Deluxe Corporation                                767,550        0.9
                                         19,200     General Mills, Inc.                               660,000        0.7
                                         52,800     McKesson HBOC, Inc.                             1,283,700        1.4
                                         27,700   ++Suiza Foods Corporation                         1,284,588        1.5
                                         48,000   ++Valassis Communications, Inc.                   1,614,000        1.8
                                                                                                 ------------      ------
                                                                                                    8,361,469        9.4

                    Energy               32,800     Burlington Resources Inc.                       1,070,100        1.2
                                         37,600     Diamond Offshore Drilling, Inc.                 1,412,350        1.6
                                         36,400     Noble Affiliates, Inc.                          1,092,000        1.2
                                         44,500     Sunoco, Inc.                                    1,084,688        1.2
                                         41,400     Unocal Corporation                              1,252,350        1.4
                                                                                                 ------------      ------
                                                                                                    5,911,488        6.6

                    Financial Services   73,000     Charter One Financial, Inc.                     1,574,062        1.8

                    Financials           56,800     Ace Limited                                     2,044,800        2.3
                                        131,500     Banknorth Group, Inc.                           2,005,375        2.2
                                         67,000     The CIT Group, Inc (Class A)                    1,239,500        1.4
                                         15,000     The Chase Manhattan Corporation                   745,312        0.8
                                         23,000     The Chubb Corporation                           1,702,000        1.9
                                         25,000     Crescent Real Estate Equities Company             551,563        0.6
                                         49,300     Equity Office Properties Trust                  1,503,650        1.7
                                         23,000     Simon Property Group, Inc.                        600,875        0.7
                                         36,000     Summit Bancorp.                                   884,250        1.0
                                                                                                 ------------      ------
                                                                                                   11,277,325       12.6

                    Healthcare           23,400     Becton, Dickinson and Company                     590,850        0.7
                                         28,800     Biomet, Inc.                                    1,287,000        1.5
                                            200   ++deCODE GENETICS, INC.                               5,137        0.0
                                          7,100   ++Express Scripts, Inc. (Class A)                   455,731        0.5
                                            500   ++Illumina, Inc.                                     17,375        0.0
                                         53,000   ++Quintiles Transnational Corp.                     831,438        0.9
                                         52,800   ++St. Jude Medical, Inc.                          2,178,000        2.4
                                         39,750   ++Tenet Healthcare Corporation                    1,209,891        1.4
                                            800   ++Transgenomic, Inc.                                 15,200        0.0
                                          1,400   ++Variagenics, Inc.                                  28,350        0.0
                                         14,600   ++Vical Incorporated                                237,250        0.3
                                                                                                 ------------      ------
                                                                                                    6,856,222        7.7


Merrill Lynch Mid Cap Value Fund, July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                (in US dollars)
NORTH AMERICA                            Shares                                                               Percent of
(concluded)         Industries            Held                Investments                           Value     Net Assets
United States       Technology           13,000   ++3Com Corporation                             $    175,500        0.2%
(concluded)                              48,000   ++ANTEC Corporation                               1,815,000        2.0
                                         20,400   ++Cadence Design Systems, Inc.                      425,850        0.5
                                         52,000     Compaq Computer Corporation                     1,459,250        1.6
                                         47,000     Equifax Inc.                                    1,110,375        1.3
                                         30,000   ++Legato Systems, Inc.                              291,563        0.3
                                         27,100   ++Litton Industries, Inc.                         1,339,756        1.5
                                        146,600   ++Network Associates, Inc.                        2,803,725        3.2
                                         40,000   ++Novell, Inc.                                      377,500        0.4
                                          1,200   ++OmniVision Technologies, Inc.                      27,300        0.0
                                         19,292   ++Palm, Inc.                                        752,375        0.9
                                         72,500   ++Parametric Technology Corporation                 725,000        0.8
                                         85,600   ++PeopleSoft, Inc.                                1,861,800        2.1
                                         54,900   ++Sungard Data Systems Inc.                       1,815,131        2.1
                                            300   ++Sunrise Telecom Incorporated                       13,950        0.0
                                            700   ++Support.com, Inc.                                  23,844        0.0
                                         40,800   ++Sybase, Inc.                                      984,300        1.1
                                         21,400   ++Synopsys, Inc.                                    695,500        0.8
                                            400   ++Talarian Corporation                                5,050        0.0
                                         17,700     Tektronix, Inc.                                 1,088,550        1.2
                                          1,200   ++Triton Network Systems, Inc.                       33,000        0.0
                                         43,600   ++Unisys Corporation                                427,825        0.5
                                            600   ++Virage, Inc.                                        9,638        0.0
                                                                                                 ------------      ------
                                                                                                   18,261,782       20.5

                    Transportation       61,000     CNF Transportation Inc.                         1,551,687        1.7
                                         17,600     Union Pacific Corporation                         760,100        0.9
                                                                                                 ------------      ------
                                                                                                    2,311,787        2.6

                    Utilities            28,600     Cinergy Corp.                                     743,600        0.8
                                         27,300     El Paso Energy Corporation                      1,320,637        1.5
                                                                                                 ------------      ------
                                                                                                    2,064,237        2.3

                                                    Total Investments in the United States         79,200,743       88.8

                                                    Total Investments in North America
                                                    (Cost--$78,533,209)                            80,891,818       90.7

Western
Europe

United Kingdom      Healthcare            1,400   ++Gemini Genomics PLC (ADR)*                         24,325        0.0

                                                    Total Investments in the United Kingdom            24,325        0.0

                                                    Total Investments in Western Europe
                                                    (Cost--$19,600)                                    24,325        0.0

SHORT-TERM                               Face
SECURITIES                              Amount                    Issue

                    Commercial       $1,000,000     CSW Credit Inc., 6.49% due 8/11/2000              998,197        1.1
                    Paper**           1,000,000     Gannett Company, 6.49% due 8/22/2000              996,214        1.1
                                      1,905,000     General Electric Capital Corp., 6.64%
                                                    due 8/01/2000                                   1,905,000        2.1
                                      3,000,000     J.P. Morgan Securities Inc., 6.50% due
                                                    8/07/2000                                       2,996,750        3.4

                    US Government     2,000,000     Federal Home Loan Mortgage Corporation,
                    Agency                          6.39% due 8/22/2000                             1,992,545        2.2
                    Obligations**
                                                    Total Investments in Short-Term Securities
                                                    (Cost--$8,888,706)                              8,888,706        9.9


                    Total Investments (Cost--$87,441,515)                                          89,804,849      100.6

                    Liabilities in Excess of Other Assets                                           (573,805)       (0.6)
                                                                                                 ------------      ------
                    Net Assets                                                                   $ 89,231,044      100.0%
                                                                                                 ============      ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.
</TOTAL



Merrill Lynch Mid Cap Value Fund, July 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of July 31, 2000
Assets:             Investments, at value (identified cost--$87,441,515)                                  $   89,804,849
                    Cash                                                                                             368
                    Receivables:
                      Securities sold                                                     $     827,916
                      Dividends                                                                  58,258
                      Capital shares sold                                                        13,670          899,844
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    38,547
                                                                                                          --------------
                    Total assets                                                                              90,743,608
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                      832,848
                      Capital shares redeemed                                                   353,587
                      Distributor                                                                73,687
                      Investment adviser                                                         50,372        1,310,494
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       202,070
                                                                                                          --------------
                    Total liabilities                                                                          1,512,564
                                                                                                          --------------

Net Assets:         Net assets                                                                            $   89,231,044
                                                                                                          ==============

Net Assets          Class A Shares of Capital Stock, $.10 par value,
Consist of:         6,250,000 shares authorized                                                             $      2,254
                    Class B Shares of Capital Stock, $.10 par value,
                    25,000,000 shares authorized                                                                 398,671
                    Class C Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                  217,849
                    Class D Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                   39,534
                    Paid-in capital in excess of par                                                          82,037,288
                    Accumulated investment loss--net                                                           (174,706)
                    Undistributed realized capital gains on investments--net                                   4,346,820
                    Unrealized appreciation on investments--net                                                2,363,334
                                                                                                          --------------
                    Net assets                                                                            $   89,231,044
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $312,608 and 22,542
Value:              shares outstanding                                                                     $       13.87
                                                                                                          ==============
                    Class B--Based on net assets of $53,994,347 and 3,986,711
                    shares outstanding                                                                     $       13.54
                                                                                                          ==============
                    Class C--Based on net assets of $29,464,032 and 2,178,486
                    shares outstanding                                                                     $       13.53
                                                                                                          ==============
                    Class D--Based on net assets of $5,460,057 and 395,339
                    shares outstanding                                                                     $       13.81
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended July 31, 2000
Investment Income:  Dividends (net of $2,782 foreign withholding tax)                                     $      813,945
                    Interest and discount earned                                                                 209,230
                                                                                                          --------------
                    Total income                                                                               1,023,175
                                                                                                          --------------

Expenses:           Investment advisory fees                                              $     298,455
                    Account maintenance and distribution fees--Class B                          278,514
                    Transfer agent fees--Class B                                                155,281
                    Account maintenance and distribution fees--Class C                          151,565
                    Transfer agent fees--Class C                                                 89,898
                    Accounting services                                                          62,152
                    Professional fees                                                            45,428
                    Printing and shareholder reports                                             45,189
                    Registration fees                                                            29,446
                    Custodian fees                                                               14,375
                    Transfer agent fees--Class D                                                 12,578
                    Account maintenance fees--Class D                                             6,870
                    Directors' fees and expenses                                                  4,117
                    Transfer agent fees--Class A                                                    734
                    Pricing fees                                                                    182
                    Other                                                                         3,097
                                                                                         --------------
                    Total expenses                                                                             1,197,881
                                                                                                          --------------
                    Investment loss--net                                                                       (174,706)
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          4,346,828
Unrealized          Change in unrealized appreciation on investments--net                                        149,468
Gain on                                                                                                   --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $    4,321,590
                                                                                                          ==============

                    See Notes to Financial Statements.




Merrill Lynch Mid Cap Value Fund, July 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                           Months Ended      Year Ended
                                                                                             July 31,        January 31,
                    Increase (Decrease) in Net Assets:                                         2000             2000
Operations:         Investment loss--net                                                 $    (174,706)   $     (75,875)
                    Realized gain on investments--net                                         4,346,828        7,447,403
                    Change in unrealized appreciation on investments--net                       149,468      (6,126,754)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                      4,321,590        1,244,774
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                                  (22,147)         (10,920)
                      Class B                                                               (3,287,282)      (1,768,098)
                      Class C                                                               (1,794,741)        (958,596)
                      Class D                                                                 (374,332)        (182,105)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                           (5,478,502)      (2,919,719)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived
Transactions:       from capital share transactions                                         (8,173,114)           33,878

Net Assets:         Total decrease in net assets                                            (9,330,026)      (1,641,067)
                    Beginning of period                                                      98,561,070      100,202,137
                                                                                         --------------   --------------
                    End of period                                                         $  89,231,044   $   98,561,070
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A++
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended
                                                                       July 31,       For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2000      2000      1999      1998        1997
Per Share           Net asset value, beginning of period              $  14.13   $  14.18  $  13.98  $  13.58   $  11.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .05        .15       .11       .07      (.01)
                    Realized and unrealized gain on
                    investments--net                                       .72        .22      1.05      2.22       2.70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .77        .37      1.16      2.29       2.69
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                    (1.03)      (.42)     (.96)    (1.89)      (.78)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.87   $  14.13  $  14.18  $  13.98   $  13.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                5.53%+++      2.57%     8.51%    17.12%     23.20%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            1.55%*      1.41%     1.45%     1.63%      2.03%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        .69%*       .98%      .75%      .48%     (.07%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    313   $    369  $    359  $    317   $    209
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  74.34%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

                    *Annualized.
                    **Total investment returns exclude the effects of sales charges.
                    ++Based on average shares outstanding.
                    +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class B++
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.              Months Ended
                                                                       July 31,       For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2000      2000      1999      1998        1997
Per Share           Net asset value, beginning of period              $  13.72   $  13.92  $  13.75  $  13.39   $  11.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                 (.03)      (.02)     (.05)     (.09)      (.15)
                    Realized and unrealized gain on
                    investments--net                                       .70        .22      1.03      2.19       2.65
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .67        .20       .98      2.10       2.50
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                             (.85)      (.40)     (.81)    (1.74)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.54   $  13.72  $  13.92  $  13.75   $  13.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.92%+++      1.45%     7.32%    15.91%     21.79%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            2.64%*      2.51%     2.55%     2.72%      3.11%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                               (.42%)*     (.11%)    (.35%)    (.60%)    (1.15%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 53,994   $ 59,736  $ 62,419  $ 48,073   $ 34,828
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  74.34%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

                                                                                             Class C++
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended
                                                                       July 31,       For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2000      2000      1999      1998        1997
Per Share           Net asset value, beginning of period              $  13.70   $  13.91  $  13.75  $  13.39   $  11.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                 (.03)      (.02)     (.06)     (.09)      (.15)
                    Realized and unrealized gain on
                    investments--net                                       .71        .21      1.03      2.19       2.66
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .68        .19       .97      2.10       2.51
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                             (.85)      (.40)     (.81)    (1.74)      (.67)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.53   $  13.70  $  13.91  $  13.75   $  13.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                5.02%+++      1.38%     7.23%    15.93%     21.82%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            2.68%*      2.55%     2.58%     2.75%      3.15%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                               (.46%)*     (.15%)    (.39%)    (.63%)    (1.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 29,464   $ 32,543  $ 31,188  $ 22,896   $ 15,022
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  74.34%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========


                                                                                             Class D++
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended
                                                                       July 31,       For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2000      2000      1999      1998        1997
Per Share           Net asset value, beginning of period              $  14.05   $  14.13  $  13.94  $  13.54   $  11.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .03        .11       .07       .03      (.04)
                    Realized and unrealized gain on
                    investments--net                                       .72        .22      1.04      2.22       2.68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .75        .33      1.11      2.25       2.64
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                             (.99)      (.41)     (.92)    (1.85)      (.75)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.81   $  14.05  $  14.13  $  13.94   $  13.54
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                5.39%+++      2.35%     8.19%    16.89%     22.82%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            1.80%*      1.67%     1.70%     1.89%      2.27%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        .42%*       .73%      .50%      .23%     (.31%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  5,460   $  5,913  $  6,236  $  5,314   $  4,180
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  74.34%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") (formerly Fundamental Value Portfolio) is part of The Asset Program, Inc. (the "Program") (formerly Merrill Lynch Asset Builder Program, Inc.), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-ividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                    Account     Distribution
                                 Maintenance Fee     Fee

Class B                              .25%           .75%
Class C                              .25%           .75%
Class D                              .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                       $  2      $   49
Class D                       $216      $4,167

For the six months ended July 31, 2000, MLPF&S received contingent deferred sales charges of $76,928 and $9,512 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $10,627 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


Merrill Lynch Mid Cap Value Fund, July 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2000 were $64,579,002 and $86,027,032, respectively.

Net realized gains (losses) for the six months ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $  4,346,830  $   2,363,334
Short-term investments                    (2)             --
                                 ------------  -------------
Total                            $  4,346,828  $   2,363,334
                                 ============  =============

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $2,363,334, of which $9,409,992 related to appreciated securities and $7,046,658 related to depreciated securities. At July 31, 2000, the aggregate cost of investments for Federal income tax purposes was $87,441,515.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(8,173,114) and $33,878 for the six months ended July 31, 2000 and for the year ended January 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             2,572  $      36,958
Shares issued to shareholders in
reinvestment of distributions           1,184         16,292
                                 ------------  -------------
Total issued                            3,756         53,250
Shares redeemed                       (7,355)      (103,320)
                                 ------------  -------------
Net decrease                          (3,599) $     (50,070)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             7,078  $     106,246
Shares issued to shareholders in
reinvestment of distributions             562          7,965
                                 ------------  -------------
Total issued                            7,640        114,211
Shares redeemed                       (6,816)      (102,302)
                                 ------------  -------------
Net increase                              824  $      11,909
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           225,526  $   3,110,869
Shares issued to shareholders in
reinvestment of distributions         210,203      2,825,131
                                 ------------  -------------
Total issued                          435,729      5,936,000
Automatic conversion of shares       (23,604)      (326,818)
Shares redeemed                     (780,648)   (10,678,508)
                                 ------------  -------------
Net decrease                        (368,523) $  (5,069,326)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           903,654  $  13,258,587
Shares issued to shareholders in
reinvestment of distributions         111,133      1,532,514
                                 ------------  -------------
Total issued                        1,014,787     14,791,101
Automatic conversion of shares       (41,813)      (620,093)
Shares redeemed                   (1,102,702)   (15,955,798)
                                 ------------  -------------
Net decrease                        (129,728) $  (1,784,790)
                                 ============  =============


Class C Shares for the Six Months                   Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           194,614  $   2,680,157
Shares issued to shareholders in
reinvestment of distributions         110,972      1,489,237
                                 ------------  -------------
Total issued                          305,586      4,169,394
Shares redeemed                     (502,073)    (6,870,187)
                                 ------------  -------------
Net decrease                        (196,487) $  (2,700,793)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           721,120  $  10,625,675
Shares issued to shareholders in
reinvestment of distributions          58,269        802,949
                                 ------------  -------------
Total issued                          779,389     11,428,624
Shares redeemed                     (646,591)    (9,362,136)
                                 ------------  -------------
Net increase                          132,798  $   2,066,488
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            13,311  $     190,859
Automatic conversion of shares         23,037        326,818
Shares issued to shareholders in
reinvestment of distributions          23,590        323,183
                                 ------------  -------------
Total issued                           59,938        840,860
Shares redeemed                      (85,545)    (1,193,785)
                                 ------------  -------------
Net decrease                         (25,607) $    (352,925)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            55,222  $     831,504
Automatic conversion of shares         41,015        620,093
Shares issued to shareholders in
reinvestment of distributions          11,062        156,096
                                 ------------  -------------
Total issued                          107,299      1,607,693
Shares redeemed                     (127,563)    (1,867,422)
                                 ------------  -------------
Net decrease                         (20,264) $    (259,729)
                                 ============  =============

5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit arrangement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended July 31, 2000.